FPA New Income, Inc.
SEMI-ANNUAL REPORT

[LOGO]
DISTRIBUTOR:
FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

MARCH 31, 2002
PA78SARPT502

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

      This Semi-Annual Report covers the six-month period ended March 31, 2002. Your Fund's net asset value (NAV) closed at $11.25. A dividend of $0.14 was paid on October 5, 2001 to holders of record on September 27, 2001. On December 27, 2001, a distribution of $0.23 was paid to holders of record on December 17, 2001. The December payment was comprised of a $0.16 income dividend and a $0.07 capital gains distribution (of which $0.015 was long-term in nature).

      The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                       AVERAGE ANNUAL TOTAL RETURN
                                       PERIODS ENDED MARCH 31, 2002
                                      -----------------------------
                                      1 YEAR     5 YEARS   10 YEARS
                                      ------     -------   --------
FPA New Income, Inc.
  (NAV)                                9.40%*     7.89%*    8.26%*
FPA New Income, Inc.
  (Net of Sales Charge)                5.57%++    7.12%++   7.87%++
Lipper Corporate Debt Funds
  "A" Rated Average                    3.82%      6.38%     6.90%
Lehman Brothers Government/
  Credit Index                         4.64%      7.45%     7.39%

     The Fund's total rate of return for the six months was 4.15%* versus NEGATIVE 0.53% and NEGATIVE 0.41% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 2001, total returns were: FPA New Income, Inc., 12.33%*; Lipper Average, 7.45%; and the Lehman Index, 8.50%.

COMMENTARY

      There is no other way to say it than calendar 2001 was a truly exceptional year of performance for your Fund. During a year where intermediate investment-grade and Treasury bond yields did not shift much, your Fund outperformed the Lehman Index and the Lipper Average by substantial margins. This was accomplished while your Fund's duration, a measure of volatility, averaged in the two-year range throughout the year, or more than 50% shorter than the Lehman Index's duration. In essence, we earned 3.83% of additional total return while taking substantially less volatility risk. For the one-year period ended March 31, 2002, this return advantage rose to 4.76%. In our opinion, this was the best year of investment management since we began managing your Fund in July 1984. In light of this, we were honored when Morningstar selected me for their Fixed-Income Manager of the Year for 2001. This would not have been possible without the strong support of my associates Tom Atteberry, Steven Geist, and Steven Romick. This is the second time that your Fund has been honored by this award. We are truly gratified to be able to convey such positive news. Of even greater significance, 2001 marks the twenty-seventh year that your Fund has not had a down year while simultaneously outperforming the major indices. Our basic philosophy of winning by not losing continues to serve us well.

     We maintained a defensive portfolio posture throughout calendar 2001 because we believed that high-quality long-term bond yields were not attractive enough to risk your capital. With the ten-year Treasury bond yield averaging 5% or less for most of last year, we viewed this level as an unattractive base-yield. Many other fixed income strategists argued that investment grade securities' spreads, bonds other than Treasury securities, were attractive since their yields were relatively wide to the comparative Treasury securities. We learned a long time ago that such a relative valuation strategy could lead to some unwise investment decisions. It is what we call the relative valuation trap. Unless the base-yield is attractive, we choose not to risk your capital in longer-term securities. Because of this, we have allowed short-term liquidity to build to 15% and we have kept the Fund's duration at a short 2.22 years.

     The one area where we saw value was in the high-yield market. My associates and I have been scouring this segment for investment opportunities. We have been careful not to fall into the many potential credit potholes that exist, given the uncertain economic environment of last year. We kept our allocation low until September, when we began to acquire new positions aggressively. Between September and March, our high-yield exposure grew by over 40% while it doubled for the twelve months ended March 31. Newer positions like Solectron, Sterling Chemical

------
* Does not reflect deduction of the sales charge which, if reflected, would redue the performance shown
++ Reflects deduction of the maximum sales charge of 3.50% of the offering price.

and TWA have already contributed to your Fund's total return. Another high-yield selection that has become very successful in a short timeframe is Conseco. Many investment professionals have considered this company to be a rather controversial investment situation. We were able to take advantage of investor misunderstanding and misinformation, during the process of building some sizeable positions in several of their debt securities. Many of these bonds, with maturities no longer than 2003, were purchased with yields in the 50% to 60% range. Since their acquisition, two of these bonds have been tendered and paid for by the company. Conseco has also completed a successful debt exchange, as of April 15. Our highly selective high-yield security additions have been meaningful contributors to your Fund's total return. The Merrill Lynch index of high-yield bonds achieved a total return of only 4.48% for calendar 2001 and 1.73% for the quarter ending March 2002 versus your Fund's 12.33% and 2.93% total returns, respectively.

     Another sector that we view as both attractive and defensive is in the international arena. During February and March, we established our initial position in a foreign inflation-linked security issued by the French government, OATei. Its inflation accretion element is linked to the Euro Consumer Price Index. This security is structured very similarly to the U.S. Treasury Inflation Protected Securities (TIPS) that we currently hold. We believe the OATei should perform very much like our U.S. TIPS in that it will be less volatile than its nominal bond counterpart. With this structure, shifts in the euro exchange rate will be the primary driving force behind its performance. We are of the opinion that the euro is undervalued versus the U.S. dollar. Furthermore, we believe a portion of the euro dollar weakness has been caused by European institutional portfolio shifting as well as by fear of holding a new currency. Since 1995, Europe has tripled its exposure to U.S.-dollar denominated bonds and increased its purchases of U.S. stocks by twelvefold, according to the Federal Reserve Bulletin. These flows have added to the demand for our currency. We believe these flows are in the process of peaking. Additionally, our sizeable current account deficit has added to this demand, as foreigners attempt to recycle their dollar holdings. We view our foreign security strategy as one of attempting to hedge a portion of the portfolio from the potentially negative effects of a weaker U.S. dollar. Should the dollar weaken over the next few years, this could lead to somewhat higher interest rates in the U.S., as the U.S. is forced to pay a higher interest rate to attract international capital. Our initial holding of OATei totals 2.4% of the portfolio. This security, along with a couple of other euro-based securities, could eventually total 10% of the portfolio, if we get the right combination of yield and currency value. We will keep you informed as to the status of this strategy.

     As a result of the portfolio changes, at March 31, government/agency securities totaled 59.9% of net assets. AAA- and AA-rated securities, excluding cash and equivalents, totaled 2.7%. Convertible and high-yield securities, included in the less-than-AA category, totaled 22.2%.

     We have maintained a very defensive portfolio strategy for a considerable period of time since we have felt that we were not being sufficiently compensated, through a higher yield, to risk your capital. We were surprised last year by how low the ten-year Treasury bond yield became. We believe the low of 4.18% would not have occurred if it were not for a couple of extraordinary events. First, a fear emerged in the financial markets that there would be a shortage of Treasury bonds because the Federal government was going to operate with budgetary surpluses for the next ten years. Should this trend occur, the total outstanding Treasury debt would likely shrink. Between the fall of 2000 and the spring of 2001, yields fell on the ten-year Treasury bond from approximately 5.25% to 4.75%. We did not subscribe to this belief since it would fly in the face of two thousand years of recorded history, implying that a government had forgotten how to spend money. The second event was the tragedy of September 11. The ten-year yield fell from about 4.75% to a low of 4.18% in early November. The general consensus was that the economy was going to fall off a cliff. We counter-argued that, for the first time since 1982 and the 1960s, expansionary monetary and fiscal policies were working simultaneously. These we felt would help to stabilize and then enhance economic growth. We therefore added interest-only securities (securities that rise in value with higher rates) to the portfolio, in anticipation of higher interest rates. Because we believe these two events are extraordinary in nature, without them, we estimate that the low in interest rates would more likely have been in the 5% to 5.25% range. In my thirty-one years in the investment field, I have never seen a one-year period where interest rates shifted by less than one percentage point. If this pattern continues to hold, we would expect the high in the ten-year Treasury bond yield would likely be in the 6% to 6.25% range. This is why we continue to maintain a very defensive portfolio structure. Because of our defensive portfolio posturing, your Fund has not experienced a negative total return, like those of the Lipper Average and the Lehman Index, for the six-month period ended March 31, 2002. A review of the above performance information demonstrates this.

      We expect this defensive strategy will remain in place for the foreseeable future. The base level of yields needs to rise high enough so that it becomes reasonably unlikely for us to experience a loss, over a one-year holding period, should interest rates rise by one percentage point. This is not the case today since it only takes a 75 basis point increase in the ten-year Treasury bond yield to cause a negative in total return. Additionally, we are growing more cautious toward the high-yield debt market. Now that a considerable amount of investor confidence has returned to the financial markets, high-yield bond yields have fallen considerably. We are finding fewer investment opportunities, unless one is willing to search amongst the toxic waste sectors of that market. In light of this, we may decrease our high-yield exposure this year, unless we find a few selected opportunities.

     With those closing comments, I would now like to introduce you to Steven Geist's investment thoughts. He is another associate who works with the team in the management of your Fund.

STEVEN GEIST'S INVESTMENT COMMENTARY

     The high-yield portion of FPA New Income's portfolio has always been a source of additional return without (it is hoped) a lot of additional risk. In what has been a sustained period of low and, until recently, declining interest rates, the return provided by this portion of the Fund has contributed to your Fund's outperformance. In the following table, we look at the current portfolio statistics versus those of the portfolio as of the September Annual Report.

                                  3/31/02           9/30/01
                                 --------          --------
% Invested in High-Yield           23.6%              16.7%
$ in High-Yield (millions)       $189.9             $116.4
YTM of High-Yield Portion          15.8%              19.0%
High-Yield Duration                 3.1 years          3.2 years
5-Year Treasury Yield               4.9%               3.9%

     There are a couple of interesting points that can be gleaned from this data. First, the amount of assets devoted to high-yield bonds has increased, both on a percentage basis and on a dollar basis, as the size of the Fund has grown considerably larger. Second, even though the duration of the high-yield portfolio remained essentially unchanged, the yield-to-maturity (YTM) has decreased by over three percent. Why have these changes occurred? As Treasury yields began to increase, the Fund decided to take on additional credit risk exposure rather than suffer from price declines due to interest-rate exposure. As a result, your Fund has allocated an increasing proportion of new assets into corporate high-yield bond investments rather than agencies, mortgages, etc. In addition, we began to see what we felt was a bifurcated market in the high-yield arena. Companies who had reasonable credit risk characteristics moved up in price (hence lower yields) while those with riskier credit qualities yielded returns in the high teens, leaving a void in the credit/yield continuum where we would typically operate. As a result, we were willing to accept lower yields and maintain the same credit profile as in the past.

     With respect to specific high-yield issues, we like to think of ourselves as opportunistic investors. These opportunities can arise in a number of ways including distressed debt, short maturities, or busted convertibles. Busted convertibles enable us to participate in a part of the market that the mainstream bond investor tends to ignore. A variation of this last theme is to invest in what once was a convertible bond but, through a change in the company's financial structure, the bond is now essentially a fixed-rate debt instrument. An example of this is demonstrated by our purchase of the Mascotech 4.5% converts due 12/15/03.

     Mascotech is a leading manufacturer of metal-formed and precision-engineered components and systems primarily for the automotive industry. At one point in its history, Mascotech was a publicly traded company and as such issued a bond convertible into its common stock. In 2000, the company went through a leveraged buyout and was combined with two other companies with the new private company being renamed Metaldyne. This put the bond into the equivalent of bond market "no man's land," a convert that only becomes cash at maturity. Convertible funds no longer have a desire to hold it because it doesn't convert into stock, yet high-yield managers tend to ignore it because it is a convertible issue. This kind of mainstream thinking provides those of us who are willing to think "outside the box" with an opportunity. What made us think that this was an investment opportunity? When compared with other similarly rated bonds, we determined that (based on the financial data of the new private enterprise) the Mascotech bond afforded us a higher yield-to-maturity, better interest coverage, a lower debt ratio and a shorter maturity schedule than any other company in its peer group. As a result of our credit analysis, we felt that our downside was limited and that we would be paid in full at the end of two years. We purchased the bond at an average price of $86.65, giving us an average yield-to-maturity of 12.4%. In addition, the bond is supported by some unusually strong covenants in that the company has to keep a portion of its credit facility available to redeem the bonds at maturity. We consider this to be a sound investment in an area that others choose to ignore.

     In closing, we thank you for your continued investment and support. Respectfully submitted,


/s/ Robert L. Rodriquez

Robert L. Rodriguez, CFA
President & Chief Investment Officer
April 15, 2002


                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2002

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                 -------------
NET PURCHASES
NON-CONVERTIBLE BONDS & DEBENTURES
Conseco, Inc. --6.4% 2003 (1)                                    $  10,000,000
Conseco, Inc. --8.5% 2002                                        $  10,400,000
Federal National Mortgage Association --8% 2032 (1)              $  13,833,327
Federal National Mortgage Association (IO) --6% 2029 (1)         $  65,821,440
France OATei --3% 2012 (1)                                       $  22,651,200
Government National Mortgage Association --8% 2030 (1)           $   9,815,562
Northland Cable Company --10.25% 2007 (1)                        $   9,865,000

NET SALES
NON-CONVERTIBLE DEBENTURE
Oregon Steel Mills, Inc. --11% 2003                              $   7,570,000

(1) Indicates new commitment to portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2002

                                                                   PRINCIPAL
BONDS & DEBENTURES                                                  AMOUNT         VALUE
-----------------------------------------------------------      -------------  -------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES -- 31.2%
Federal Home Loan Mortgage Corporation
  --6% 2008                                                      $  19,327,880  $  19,374,665
  --6% 2009                                                         17,523,829     17,600,496
  --7% 2008                                                          1,477,588      1,484,976
  --7% 2023                                                          1,664,635      1,672,958
  --8.5% 2026                                                        3,067,549      3,203,791
  --8.5% 2028                                                          959,769      1,015,256
  --8.5% 2029                                                        6,853,819      7,250,055
  --8.5% 2032                                                        5,790,689      6,203,275
  --10.15% 2006                                                          1,901          1,901
Federal Home Loan Mortgage Corporation (IO)
  --6.5% 2007                                                        1,316,799         90,787
  --6.5% 2023                                                        1,443,737        100,441
  --7% 2020                                                          2,055,437         54,118
Federal Home Loan Mortgage Corporation (Z) --5 1/2% 2017             1,250,000      1,221,875
Federal National Mortgage Association
  --6.5% 2008                                                        1,476,328      1,515,082
  --7% 2030                                                          9,761,098     10,002,075
  --7% 2031                                                          5,608,515      5,729,449
  --7.5% 2015                                                          413,969        430,269
  --7.5% 2016                                                        1,571,250      1,633,118
  --7.5% 2028                                                       12,697,790     13,229,510
  --7.5% 2029                                                        9,118,895      9,489,931
  --8% 2016                                                          3,081,675      3,233,833
  --8% 2032                                                         13,833,327     14,842,731
  --8.5% 2028                                                        6,439,426      6,827,369
Federal National Mortgage Association (IO)
  --6% 2008                                                         33,500,000     10,330,026
  --6% 2029                                                         65,821,440     17,771,789
  --6.5% 2009                                                        2,035,699        268,616
  --6.5% 2020                                                        1,175,874         34,127
  --7% 2004                                                            354,924         26,176
Federal National Mortgage Association (Z)
  --7% 2019                                                         16,068,991     16,169,422
  --7% 2024                                                         14,205,615     14,241,129
Government National Mortgage Association
  --7% 2028                                                          9,607,652      9,828,330
  --7.5% 2023                                                          259,764        270,154
  --8% 2030                                                          9,815,562     10,337,014
  --8% 2031                                                          4,562,014      4,804,371

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2002

                                                                    PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                        AMOUNT          VALUE
-----------------------------------------------------------      -------------  -------------
Government National Mortgage Association (Z) --7.5% 2029         $  11,145,769  $  11,126,609
Government National Mortgage Association II
  --7% 2024                                                          4,295,613      4,365,417
  --7% 2028                                                          7,817,477      7,967,464
  --7.5% 2025                                                        3,152,310      3,264,611
  --7.5% 2027                                                        4,820,492      4,992,222
  --7.5% 2030                                                        2,826,013      2,928,456
  --8% 2027                                                          1,981,164      2,077,746
Government National Mortgage Association (MH)
  --8.25% 2006-7                                                       140,993        146,633
  --8.75% 2006                                                         428,871        460,232
  --8.75% 2011                                                         538,434        565,356
  --9% 2010                                                            283,603        300,619
  --9% 2011                                                            819,935        869,131
  --9.25% 2010-11                                                      504,355        534,616
  --9.75% 2005-6                                                       919,351        967,617
  --9.75% 2012-13                                                      525,484        553,072
Government National Mortgage Association (PL) --10.25% 2017            846,602        850,835
                                                                                -------------
                                                                                $ 252,259,751
                                                                                -------------
U.S. GOVERNMENT -- 28.7%
U.S. Treasury Inflation-Indexed Notes --3.375% 2007              $ 226,897,160  $ 231,541,461
                                                                                -------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 59.9%                                       $ 483,801,212
                                                                                -------------

MORTGAGE BONDS
ASSET-BACKED -- 1.7%
Green Tree Financial Corporation
  --6.77% 2030                                                   $     885,000  $     899,381
  --7.3% 2027                                                        9,966,753      5,434,995
  --7.75% 2029                                                         991,654        442,216
  --7.77% 2029                                                       5,500,000      3,483,906
  --8% 2028                                                          2,769,534      1,567,383
  --8.44% 2030                                                       4,613,182      1,804,908
                                                                                -------------
                                                                                $  13,632,789
                                                                                -------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2002

                                                                 PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                      AMOUNT          VALUE
-----------------------------------------------------------      -------------  -------------
MORTGAGE-BACKED -- 0.3%
Countrywide Home Loans
  --8% 2030                                                      $     786,374  $     817,337
First Financial Mortgage Trust
  --5.8% 2008                                                          378,994        379,942
Norwest Asset Securities Corp. (Z)
  --6.75% 2029                                                       1,451,515      1,356,146
                                                                                -------------
                                                                                $   2,553,425
                                                                                -------------
TOTAL MORTGAGE BONDS -- 2.0%                                                    $  16,186,214
                                                                                -------------
FOREIGN SECURITY -- 2.4%
France OATei --3% 2012                                           $  22,651,200  $  19,267,043
                                                                                -------------

CORPORATE BONDS & DEBENTURES -- 12.2%
Advantica Restaurant Group, Inc. --11.25% 2008                   $  11,428,038  $   9,142,431
American Greetings Corporation --11.75% 2008                         3,000,000      3,090,000
Blount, Inc. --7% 2005                                               5,655,000      4,976,400
Comdisco, Inc. --7.23% 2001*                                         3,100,000      2,513,906
Conseco, Inc.
  --6.4% 2003                                                       10,000,000      7,400,000
  --8.5% 2002                                                       15,160,000     13,037,600
Fleming Companies, Inc. --10.5% 2004                                   500,000        509,844
Green Tree Financial Corporation --6.5% 2002                         7,800,000      7,722,000
Jo-Ann Stores, Inc. --10.375% 2007                                  10,100,000      9,595,000
Motors & Gears Inc. --10.75% 2006                                    6,365,000      6,046,750
Northland Cable Company --10.25% 2007                                9,865,000      8,483,900
Oregon Steel Mills, Inc. --11% 2003                                  7,530,000      7,539,412
Riviera Holdings Corp. --10% 2004                                    8,000,000      7,200,000
Sterling Chemicals, Inc. --12.375% 2006*                            10,000,000      8,100,000
Trump Atlantic City Associates --11.25% 2006*                        5,000,000      3,550,000
                                                                                -------------
                                                                                $  98,907,243
                                                                                -------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES -- 76.5%                               $ 618,161,712
                                                                                -------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2002

                                                                   SHARES OR
                                                                   PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                        AMOUNT          VALUE
-----------------------------------------------------------      -------------  -------------
CONVERTIBLE BONDS & DEBENTURES -- 6.7%
Charming Shoppes, Inc. --7.5% 2006                               $   8,825,000  $  19,972,250
CKE Restaurants, Inc. --4.25% 2004                                  19,000,000     16,910,000
Hutchinson Technology Incorporated --6% 2005                         1,500,000      1,447,500
i2 Technologies, Inc. --5.25% 2006                                   6,500,000      4,956,250
Mascotech, Inc. --4.5% 2003                                          6,291,000      5,630,445
Solectron Corporation --0% 2020                                     14,970,000      8,458,050
Standard Motor Products, Inc. --6.75% 2009                           8,960,000      6,899,200
                                                                                -------------
                                                                                $  54,273,695
                                                                                -------------
PREFERRED STOCK -- 1.7%
Crown American Realty Trust                                             93,800  $   5,065,200
Fleetwood Enterprises Capital Trust, Convertible                       140,000      8,032,500
                                                                                -------------
                                                                                $  13,097,700
                                                                                -------------
TOTAL INVESTMENT SECURITIES -- 84.9% (Cost $660,323,110)                        $ 685,533,107
                                                                                -------------
SHORT-TERM INVESTMENTS -- 15.6% (Cost $125,899,529)
General Electric Capital Corporation --1.5% 4/1/02               $  19,508,000  $  19,508,000
American General Finance Corporation --1.8% 4/9/02                   7,624,000      7,620,950
United Parcel Service of America, Inc. --1.74% 4/12/02              20,000,000     19,989,367
FNMA Discount Notes
 --1.75% 4/15/02                                                    16,470,000     16,458,791
 --1.73% 4/24/02                                                     5,614,000      5,607,795
Coca-Cola Company, The --1.77% 4/19/02                              12,040,000     12,029,345
Federal Farm Credit Bank Discount Note --1.74% 4/22/02              13,139,000     13,125,664
AIG Funding, Inc. --1.76% 4/26/02                                   14,337,000     14,319,477
Federal Farm Credit Bank Discount Note --1.75% 5/03/02              17,267,000     17,240,140
                                                                                -------------
                                                                                $ 125,899,529
                                                                                -------------
TOTAL INVESTMENTS -- 100.5% (Cost $786,222,639)                                 $ 811,432,636
Other assets and liabilities, net -- (0.5)%                                        (3,642,600)
                                                                                -------------
TOTAL NET ASSETS -- 100%                                                        $ 807,790,036
                                                                                =============

* Non-Income producing securities
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
     (identified cost $660,323,110)                             $   685,533,107
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                               125,899,529     $  811,432,636
                                                                --------------
  Cash                                                                                         583
  Receivable for:
    Capital Stock sold                                          $     8,634,509
    Interest                                                          7,147,268         15,781,777
                                                                ----------------    --------------
                                                                                    $  827,214,996

LIABILITIES
  Payable for:
    Investment securities purchased                             $    17,712,142
    Capital Stock repurchased                                         1,236,279
    Advisory fees                                                       337,449
    Accrued expenses and other liabilities                              139,090         19,424,960
                                                                ----------------    --------------

NET ASSETS                                                                          $  807,790,036
                                                                                    ==============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 71,773,908 shares                               $      717,739
  Additional Paid-in Capital                                                           780,604,579
  Undistributed net realized gains on investments                                       (7,298,381)
  Undistributed net investment income                                                    8,556,102
  Unrealized appreciation of investments                                                25,209,997
                                                                                    --------------
  Net assets at March 31, 2002                                                      $  807,790,036
                                                                                    ==============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                               $11.25
                                                                                            ======
  Maximum offering price per share
   (100/96.5 of per share net asset value)                                                  $11.66
                                                                                            ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2002

INVESTMENT INCOME
    Interest                                                                       $  18,769,397
    Dividends                                                                            380,962
                                                                                   -------------
                                                                                   $  19,150,359

EXPENSES
    Advisory fees                                                   $  1,799,057
    Transfer agent fees and expenses                                     135,410
    Registration fees                                                     41,736
    Custodian fees and expenses                                           35,382
    Postage                                                               20,540
    Directors' fees and expenses                                          20,315
    Reports to shareholders                                               18,621
    Audit fees                                                            14,425
    Legal fees                                                             9,085
    Insurance                                                              7,075
    Other expenses                                                         7,850       2,109,496
                                                                    ------------   -------------
            Net investment income                                                  $  17,040,863
                                                                                   -------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)    $ 68,610,252
    Cost of investment securities sold                                75,161,878
                                                                    -----------
        Net realized loss on investments                                           $  (6,551,626)

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period                  $  6,094,497
    Unrealized appreciation at end of period                          25,209,997
                                                                    -----------
        Increase appreciation of investments                                          19,115,500
                                                                                   --------------
            Net realized and unrealized gain on investments                        $  12,563,874
                                                                                   --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                  $  29,604,737
                                                                                   =============

See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED                       YEAR ENDED
                                                                    MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                            ------------------------------       ----------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                     $   17,040,863                       $   36,360,253
  Net realized gain (loss) on investments                       (6,551,626)                           3,847,004
  Unrealized appreciation
    of investments                                              19,115,500                           29,155,571
                                                            --------------                       --------------
Increase in net assets resulting
  from operations                                                             $   29,604,737                      $   69,362,828
Distributions to shareholders from:
  Net investment income                                     $  (18,710,241)                      $  (36,967,115)
  Net realized capital gains                                    (4,363,434)      (23,073,675)        (3,722,403)     (40,689,518)
                                                            --------------                       --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold                          $  252,017,219                       $  340,054,304
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                              20,255,376                           35,416,113
  Cost of Capital Stock repurchased                           (168,398,091)      103,874,504       (207,842,470)     167,627,947
                                                            --------------      ------------     --------------   --------------
Total increase in net assets                                                  $  110,405,566                      $  196,301,257

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $10,225,480 and $10,832,342                                                 697,384,470                         501,083,213
                                                                                ------------                      --------------
End of period, including
  undistributed net investment income
  of $8,556,102 and $10,225,480                                               $  807,790,036                      $  697,384,470
                                                                                ============                      ==============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                                      22,687,099                          31,092,535
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                                1,851,529                           3,345,516
Shares of Capital Stock repurchased                                              (15,170,542)                        (19,244,606)
                                                                                ------------                      --------------
Increase in Capital
 Stock outstanding                                                                 9,368,086                          15,193,445
                                                                                ============                      ==============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         SIX
                                                        MONTHS
                                                        ENDED
                                                        MARCH                     YEAR ENDED SEPTEMBER 30,
                                                          31,    ----------------------------------------------------
                                                         2002      2001        2000       1999       1998       1997
                                                      --------   --------    --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of period                $  11.17   $  10.61    $  10.77   $  11.13   $  11.24   $  10.97
                                                      --------   --------    --------   --------   --------   --------
Income from investment operations:
  Net investment income                               $   0.26   $   0.80    $   0.77   $   0.71   $   0.67   $   0.68
  Net realized and unrealized gain (loss) on
    investment securities                                 0.19       0.57       (0.11)     (0.30)     (0.10)      0.32
                                                      --------   --------    --------   --------   --------   --------
Total from investment operations                      $   0.45   $   1.37    $   0.66   $   0.41   $   0.57   $   1.00
                                                      --------   --------    --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                $  (0.30)  $  (0.73)   $  (0.73)  $  (0.71)  $  (0.66)  $  (0.68)
  Distributions from net realized
    capital gains                                        (0.07)     (0.08)      (0.09)     (0.06)     (0.02)     (0.05)
                                                      --------   --------    --------   --------   --------   --------
  Total distributions                                 $  (0.37)  $  (0.81)   $  (0.82)  $  (0.77)  $  (0.68)  $  (0.73)
                                                      --------   --------    --------   --------   --------   --------
Net asset value at end of period                      $  11.25   $  11.17    $  10.61   $  10.77   $  11.13   $  11.24
                                                      ========   ========    ========   ========   ========   ========
Total investment return*                                  4.15%     13.57%       6.56%      3.87%      5.24%     9.54%
Ratios/supplemental data:
Net assets at end of period (in $000's)                807,790    697,384     501,083    531,133    615,746    529,574
Ratio of expenses to average net assets                   0.57%+      0.59%      0.61%      0.60%      0.59%      0.59%
Ratio of net investment income to
  average net assets                                      4.64%+      6.49%      7.31%      6.43%      6.06%      6.37%
Portfolio turnover rate                                     22%+        22%        21%        24%        47%        29%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2002 is not annualized.

+    Annualized

See notes to financial statements.

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $157,239,671 for the six months ended March 31, 2002. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2002 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2002 for federal income tax purposes was $38,049,470 and $12,839,473, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 2002, the Fund paid aggregate fees of $20,000 to the four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $117,737 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 28, 2002, the Board of Directors declared a dividend from net investment income of $0.11 per share payable April 5, 2002 to shareholders of record on March 28, 2002. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2002.

                        DIRECTOR AND OFFICER INFORMATION

                                 POSITION(S)                                              PORTFOLIOS IN
                                  WITH FUND/             PRINCIPAL OCCUPATION(S)           FUND COMPLEX
   NAME, AGE & ADDRESS           YEARS SERVED            DURING THE PAST 5 YEARS             OVERSEEN      OTHER DIRECTORSHIPS
   -------------------           ------------            -----------------------             --------      -------------------
Willard H. Altman, Jr. - (66)   Director+           Retired. Formerly, until 1995, Partner      5
11400 W. Olympic Blvd., #1200   Years Served:  4    of Ernst & Young LLP, independent
Los Angeles, CA  90064                              auditors for the Fund.

DeWayne W. Moore - (88)         Director+           Retired.  Former Director, Senior Vice      2
11400 W. Olympic Blvd., #1200   Years Served: 22    President and Chief Financial Officer of
Los Angeles, CA  90064                              Guy Atkinson Company of California.

Alfred E. Osborne, Jr. - (57)   Director+           Director of Harold Price Center for         2           Investment Company
11400 W. Olympic Blvd., #1200   Years Served:  2    Entrepreneurial Studies and Associate                   Institute, K2 Inc.,
Los Angeles, CA  90064                              Professor of Business Economics at The                  Nordstrom, Inc., E*
                                                    John E. Anderson Graduate School of                     Capital Corporation,
                                                    Management at UCLA.                                     Equity Marketing Inc.,
                                                                                                            and WM Group of
                                                                                                            Funds.
Lawrence J. Sheehan - (69)      Director+           Of counsel to, and partner (1969 to         4
11400 W. Olympic Blvd., #1200   Years Served: 11    1994) of, the law firm of O'Melveny &
Los Angeles, CA  90064                              Myers LLP, legal counsel to the Fund.

Robert L. Rodriguez - (53)      Director,+          Principal and Chief Executive Officer of    2           First Pacific Advisors,
11400 W. Olympic Blvd., #1200   President &         the Adviser.                                            Inc. and FPA Fund
Los Angeles, CA  90064          Chief                                                                       Distributors, Inc.
                                Investment
                                Officer
                                Years Served:  2

Eric S. Ende - (57)             Vice President      Senior Vice President of the Adviser.       3
11400 W. Olympic Blvd., #1200   Years Served: 17
Los Angeles, CA  90064

J. Richard Atwood - (41)        Treasurer           Principal and Chief Operating Officer of                First Pacific Advisors,
11400 W. Olympic Blvd., #1200   Years Served:  5    the Adviser. President and Chief                        Inc. and FPA Fund
Los Angeles, CA  90064                              Executive Officer of FPA Fund                           Distributors, Inc.
                                                    Distributors, Inc.

Sherry Sasaki - (47)            Secretary           Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200   Years Served: 19    of the Adviser and Secretary of FPA
Los Angeles, CA  90064                              Fund Distributors, Inc.

Christopher H. Thomas - (45)    Assistant           Vice President and Controller of the                    FPA Fund
11400 W. Olympic Blvd., #1200   Treasurer           Adviser and of FPA Fund Distributors,                   Distributors, Inc.
Los Angeles, CA  90064          Years Served:  7    Inc.

   + Directors serve until their resignation, removal or retirement.

                              FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064




SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.